SUNAMERICA EQUITY FUNDS
Class Z Shares Prospectus

Supplement to the Prospectus dated January 31, 2000

     On March 31, 2000, the Board of Trustees adopted a resolution to change the name of the SunAmerica Small Company Growth Fund ("Small Company Growth Fund") to the SunAmerica New Century Fund ("New Century Fund"). The name change became effective on April 3, 2000.

     Accordingly, all references to "Small Company Growth Fund" in the Prospectus should be replaced with "New Century Fund."





Dated:  June 15, 2000